UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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[  ]            Definitive Additional Materials

[  ]            Soliciting Material Under Rule 14a-12

KEYSTONE MUTUAL FUNDS

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KEYSTONE LARGE CAP GROWTH FUND

a series of

KEYSTONE MUTUAL FUNDS
3600 Minnesota Drive
Suite 70
Edina, MN 55435

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR DECEMBER 18, 2012

To the Shareholders of the Keystone Large Cap Growth Fund:

A special meeting of shareholders (the “Meeting”) of the Keystone Large Cap Growth Fund (the “Fund”), a series of Keystone Mutual Funds, will be held on December 18, 2012, at 10:00 a.m. Central time, at the offices of Keystone Mutual Funds, 3600 Minnesota Drive, Suite 70, Edina, MN  55435, to consider the following:

1.
A proposal to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Fund to the MainStay Cornerstone Growth Fund (the “Acquiring Fund”), a newly formed series of MainStay Funds Trust (“MainStay Funds Trust”), in exchange for shares of the Acquiring Fund; and (b) the distribution of the shares of the Acquiring Fund pro rata by the Fund to its shareholders in complete liquidation of the Fund.

2.	Any other business that properly comes before the Meeting and any adjournments thereof.

Only shareholders of record as of the close of business on September 27, 2012, are entitled to receive this notice and vote at the Meeting and any adjournments thereof.  Whether or not you expect to attend the meeting, please complete and return the enclosed proxy ballot (voting instruction card).

Your vote is important, no matter how many shares you own.  Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card(s) by mailing it in the enclosed postage-paid envelope or follow the instructions to vote by phone or via the Internet.  You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Meeting.

By Order of the Board of Trustees
of Keystone Mutual Funds

/s/ Andrew S. Wyatt
      Andrew S. Wyatt
      President, Keystone Mutual Funds
October 18, 2012

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on December 18, 2012

This Proxy Statement and copies of the Fund’s most recent annual and semi-annual reports to shareholders are available free of charge at http://www.keystonefunds.com/proxy.pdf (for the statement) and http://www.keystonefunds.com (for the reports) or by contacting the Fund (toll-free) at 1-866-596-FUND.

KEYSTONE LARGE CAP GROWTH FUND

a series of

KEYSTONE MUTUAL FUNDS
3600 Minnesota Drive, Suite 70
Edina, MN 55435

October 18, 2012

Dear Shareholder,

We have called a special meeting of shareholders (the “Meeting”) of the Keystone Large Cap Growth Fund (the “Fund”), a series of Keystone Mutual Funds, to be held on December 18, 2012, at 10:00 a.m. Central time, at the offices of Keystone Mutual Funds, 3600 Minnesota Drive, Suite 70, Edina, MN 55435, to consider the following:

1.
A proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Plan”), which provides for: (a) the transfer of all the assets and liabilities of the Fund to the MainStay Cornerstone Growth Fund (the “Acquiring Fund”), a newly formed series of MainStay Funds Trust, in exchange for shares of the Acquiring Fund; and (b) the distribution of the shares of the Acquiring Fund pro rata by the Fund to its shareholders in complete liquidation of the Fund (the “Reorganization”).

2.	Any other business that properly comes before the Meeting and any adjournments or postponements thereof.

The Board of Trustees of Keystone Mutual Funds (the “Keystone Board”) has unanimously approved the Reorganization and the Reorganization Plan; however, shareholder approval is required to proceed.  The Keystone Board believes that the proposal is in the best interests of shareholders, and recommends that you vote in favor of the proposal.

The Keystone Board has fixed the close of business on September 27, 2012 as the Record Date for determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof. The proposed reorganization is not expected to have any adverse federal or state tax consequences to the Fund or its shareholders.

Your vote is very important regardless of the size of your holdings in the Fund.  Whether or not you expect to be present at the Meeting, please complete the enclosed proxy card and return it promptly in the enclosed envelope.  You may also vote on the Internet or by telephone; please see the enclosed Proxy Statement for details.  Please refer to the section of the enclosed Proxy Statement entitled “Information on Voting” for more information.

Thank you for taking the time to consider this important reorganization proposal and for your continuing investment in the Fund.  If you have any questions regarding the proposed reorganization to be voted on, please do not hesitate to call 1-888-456-7085.

Very truly yours,

/s/ Andrew S. Wyatt
      Name: Andrew S. Wyatt
      Title: President

  INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1ABC Corp.	ABC Corp. John Doe, Treasurer
(2ABC Corp.	John Doe
(3ABC Corp. c/o John Doe	John Doe
(4ABC Corp. Profit Sharing Plan	John Doe
PARTNERSHIP ACCOUNTS
(1The XYZ Partnership	Jane B. Smith, Partner
(2Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1ABC Trust	Jane B. Doe, Trustee
(2Jane B. Doe, Trustee u/ u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01
CUSTODIAL OR ESTATE ACCOUNTS
(1John B. Smith, Cust f/b/o John B. Smith, Jr. U UGMA/UTMA	John B. Smith, Custodian f/b/o John B. Smith, Jr., UGMA/UTMA
(2Estate of John B. Smith	John B. Smith, Jr., Executor, Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•
AUTHORIZE YOUR PROXY THROUGH THE INTERNET.  You may authorize your proxy by logging into the Internet site located on your proxy card and following the instructions on the website.  In order to log on, you will need the control number found on your proxy card.

•
AUTHORIZE YOUR PROXY BY TELEPHONE.  You may authorize your proxy by telephone by calling the toll-free number located on your proxy card.  Please make sure to have your proxy card available at the time of the call.

•	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.

•	VOTE IN PERSON AT THE MEETING.

PROXY STATEMENT
October 18, 2012

KEYSTONE LARGE CAP GROWTH FUND
A SERIES OF KEYSTONE MUTUAL FUNDS

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Keystone Board”) of Keystone Mutual Funds (“Keystone”), on behalf of its series, the Keystone Large Cap Growth Fund (the “Fund”), for a special meeting of shareholders (the “Meeting”).  The Meeting will be held on December 18, 2012, beginning at 10:00 a.m. Central time, at the offices of Keystone, 3600 Minnesota Drive, Suite 70, Edina, MN 55435.

As is more fully described in this Proxy Statement, shareholders of the Fund will be asked to vote on the following proposal (the “Proposal”).

Proposal:

1.
A proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Plan”), which provides for: (a) the transfer of all the assets and liabilities of the Fund to the MainStay Cornerstone Growth Fund (the “Acquiring Fund”), a newly formed series of MainStay Funds Trust, in exchange for shares of the Acquiring Fund; and (b) the distribution of the shares of the Acquiring Fund pro rata by the Fund to its shareholders in complete liquidation of the Fund (the “Reorganization”).

2.	Any other business that properly comes before the Meeting or any adjournments thereof.

Please note that at a meeting held on September 25, 2012, the Keystone Board unanimously approved the Reorganization and the Reorganization Plan, subject to shareholder approval.

Only shareholders of record who owned shares of the Fund at the close of business on September 27, 2012 (the “Record Date”), are entitled to vote at the Meeting and at any adjournments or postponements thereof.  Each share of the Fund that you own entitles you to one (1) vote with respect to any proposal on which shareholders are entitled to vote (a fractional share has a fractional vote).

The Keystone Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about October 26, 2012, to all shareholders of record of the Fund as of the Record Date.  It is important for you to vote on the Proposal described in this Proxy Statement.  We recommend that you read this Proxy Statement in its entirety, regardless of the number of shares that you own, as the explanations will help you to decide how to vote on the Proposal.

This proxy statement is available free of charge at http://www.keystonefunds.com/proxy.pdf, or by contacting the Fund (toll-free) at 1-866-596-FUND.  To obtain directions to attend the Meeting, please call the Fund (toll-free) at 1-866-596-FUND.  For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-866-596-FUND, visit the Fund’s website at www.keystonefunds.com or write to:

Keystone Large Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

PROPOSAL 1

APPROVAL OF THE REORGANIZATION OF THE FUND

Summary

You are being asked to approve a proposed reorganization of the Fund into the Acquiring Fund (the “Reorganization”), subject to the terms and conditions of the Agreement and Plan of Reorganization (the “Reorganization Plan”).  A copy of the Reorganization Plan is attached hereto as Exhibit A and incorporated herein by reference.

The proposed Reorganization is related to a recent agreement (the “Agreement”) between several parties, including the Fund’s investment adviser, Cornerstone Capital Management, Inc., a Minnesota corporation (“Cornerstone Inc.”) and New York Life Investment Management LLC, a Delaware limited liability company that is an indirect wholly-owned subsidiary of New York Life Insurance Company (“New York Life Investments”).  Under this Agreement, a New York Life Investments affiliate will purchase a partial interest in a newly-formed entity, Cornerstone Capital Management LLC, a Delaware limited liability company (“Cornerstone LLC”).  Cornerstone LLC’s other owners will be Andrew Wyatt, currently an owner of Cornerstone Inc. and its Chief Executive Officer, and Thomas Kamp, currently an owner of Cornerstone Inc. and its President and Chief Investment Officer.  Mr. Wyatt and Mr. Kamp will assume the same positions at Cornerstone LLC.  As part of the Agreement, before the purchase, Cornerstone Inc. will transfer its business to Cornerstone LLC.  The other parties to the Agreement are Cornerstone Inc.’s shareholders and a New York Life Investments affiliate, Madison Square Investors, LLC, a Delaware limited liability company (“MSI”).  The overall transaction contemplated by the Agreement is currently scheduled to close in January 2013 and is subject to the satisfaction of a number of conditions.  There can be no assurance that the transaction will close.  If the transaction does not close, the proposed Reorganization may not go forward.

The Agreement provides, among other things, for the parties to support the reorganization of the Fund into the Acquiring Fund, which is a newly formed series of MainStay Funds Trust.  The MainStay Funds group is the mutual fund family sponsored and advised by New York Life Investments.  New York Life Investments would be the Acquiring Fund’s investment adviser and Cornerstone LLC would be its subadviser responsible for day-to-day investment management responsibilities.   More information on the Agreement is contained in the sections “Agreement between New York Life Investments, MSI, Cornerstone Inc., its shareholders, and Cornerstone LLC” and “Comparison of Investment Advisers and Investment Advisory Fees.”

The investment advisory personnel at Cornerstone Inc. responsible for serving the Fund, including the Fund’s portfolio manager, Thomas G. Kamp, would also serve the Acquiring Fund at Cornerstone LLC.  New York Life Investments, or its affiliates, would provide distribution and administrative services to the Acquiring Fund, among other responsibilities, in addition to supervising the day-to-day portfolio management activities of Cornerstone LLC.  For more information regarding New York Life Investments, Cornerstone Inc. and Cornerstone LLC please see the section titled “Comparison of Investment Advisers and Investment Advisory Fees.”  The investment objective, principal investment strategies, and day-to-day portfolio management of the Acquiring Fund will be substantially the same as the Fund.

The expected benefits of the proposed Reorganization are discussed elsewhere in this Proxy Statement and include the following:

•
The continuity of asset management through the retention of Cornerstone LLC as subadviser to the Acquiring Fund, resulting in the investment advisory personnel at Cornerstone Inc. responsible for serving the Fund, including the portfolio manager, also serving the Acquiring Fund;

•	The potential greater market presence and asset size of the Acquiring Fund;

•	The expected improved operating efficiencies of the Acquiring Fund and improved distribution capabilities offered by affiliates of New York Life Investments;

•	The comparable investment advisory fee and projected lower total fund operating expenses of the Class A and Class I shares of the Acquiring Fund; and

•	The expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

On September 25, 2012, the Keystone Board unanimously voted to approve the Reorganization and the Reorganization Plan, subject to approval by shareholders of the Fund.  For a detailed discussion of the Keystone’s Board’s considerations, see the section titled “Keystone Board Consideration of the Reorganization.”

How Will the Reorganization Work?

Subject to the terms and conditions of the Reorganization Plan, the Reorganization will involve three steps:

•	the transfer of all the assets and liabilities of the Fund to the Acquiring Fund in exchange for Class A and Class I shares of the Acquiring Fund having equivalent value to the net assets transferred;

•
the pro rata distribution of Class A and Class I shares of the Acquiring Fund to the shareholders of record of the same respective classes of the Fund as of the effective date of the Reorganization in full redemption of all shares of the Fund; and

•	the complete liquidation and termination of the Fund.

As a result of the Reorganization, shareholders of the Fund will hold Class A or Class I shares of the Acquiring Fund.  The total value of the Class A or Class I shares of the Acquiring Fund that a shareholder will receive in the Reorganization will be the same as the total value of the Class A or Class I shares of the Fund held by the shareholder immediately before the Reorganization.  If approved by shareholders, the Reorganization is expected to occur on or about January 11, 2013.

What Are the Reasons for the Reorganization?

The Reorganization arises out the challenges Cornerstone Inc. faced in growing the Fund’s assets and its decision to focus on its core competency of providing investment management services to the Fund.  The Reorganization will also allow it, as Cornerstone LLC, to leverage the management, infrastructure and distribution capabilities of New York Life Investments and its affiliates.  By completing the Reorganization, Cornerstone Inc., through its successor Cornerstone LLC, seeks to align with a strategic partner that can provide enhanced distribution capabilities and operating and other efficiencies that come with being shareholders in a large fund family.

Based on the information provided to the Keystone Board by New York Life Investments and Cornerstone Inc., the Keystone Board concluded that participation in the proposed Reorganization is in the best interests of the Fund and its shareholders.  For a detailed discussion of the Keystone Board’s considerations, see the section titled “Keystone Board Consideration of the Reorganization.”

Are There Any Significant Differences in the Investment Adviser Structures of the Fund and the Acquiring Fund?

Yes.  Cornerstone Inc. currently serves as the investment adviser to the Fund and provides the day-to-day management of the Fund directly, without the use of a subadviser.  New York Life Investments will serve as the investment adviser to the Acquiring Fund.  Cornerstone LLC, as successor to Cornerstone Inc., will provide day-to-day portfolio management services to the Acquiring Fund as a subadviser, under the oversight of New York Life Investments.

Currently, the Keystone Board may terminate any investment adviser or subadviser of the Fund, including Cornerstone Inc., without shareholder approval.  The Keystone Board may replace any investment adviser or subadviser of the Fund with another party only with the approval of shareholders.

The Board of Trustees of the Acquiring Fund (the “MainStay Board”) may also terminate any investment adviser or subadviser of the Acquiring Fund, including Cornerstone LLC, without shareholder approval.   However, pursuant to a “manager-of-managers” exemptive order granted to the Acquiring Fund and New York Life Investments by the U.S. Securities and Exchange Commission (“SEC”), the Acquiring Fund may replace a subadviser with one that is not affiliated with New York Life Investments or the Acquiring Fund and may modify any existing or future subadvisory agreement with such an unaffiliated subadviser at any time without shareholder approval, subject to the approval of the MainStay Board.  The MainStay Board may replace the Acquiring Fund’s investment adviser only with the approval of shareholders.

Either New York Life Investments or an affiliate will serve as sole initial shareholder of the Acquiring Fund and in this role will approve the Acquiring Fund’s participation in this manager-of-managers structure, and shareholders of the Fund, including in their ultimate capacities as shareholders of the Acquiring Fund, will not be asked to vote on this matter.

Please see “Important Information Regarding Manager-of-Managers Exemptive Order” below for more information.

Are There Any Significant Differences in the Fees of the Fund and the Acquiring Fund?

For existing shareholders of the Fund, the answer is “No”.  Other investors who purchase Class A shares of the Acquiring Fund are subject to a maximum sales charge (load) imposed on purchases of 5.50% and a contingent deferred sales charge of 1.00%  which may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

Please see “Comparison of Current Fees and Expenses” and “Comparison of Shareholder Services and Procedures” below for more information.

Are There Any Significant Differences in the Investment Objectives and Principal Investment Strategies and Policies of the Fund and the Acquiring Fund?

No.  Each of New York Life Investments and Cornerstone LLC intends for the Acquiring Fund to be managed in substantially the same manner that Cornerstone Inc. has historically managed the Fund.

Please see “Comparison of Investment Objectives, Principal Investment Strategies and Policies” below for more information.

Proposed Reorganization of MainStay Growth Equity Fund and Proposed Changes to MainStay VP Growth Equity Portfolio.

Under the Agreement, the consummation of the Reorganization is contingent on Fund shareholder approval and, unless waived by the parties, on the additional fund proposals described below.  First, the shareholders of MainStay Growth Equity Fund, an existing fund of MainStay Funds Trust, are being asked to approve a reorganization of that fund with and into the Acquiring Fund at a special meeting scheduled to take place on January 7, 2012 (the “Growth Equity Reorganization”).  If approved by shareholders, the Growth Equity Reorganization would take place on or about January 18, 2013.  It is anticipated that the Growth Equity Reorganization could increase the expected benefits of the proposed Reorganization by:  (i) providing you with the opportunity to participate in a larger combined fund, (ii) creating potentially lower expenses resulting from fixed costs being spread over a larger asset base, and (iii) providing potentially greater prospects for fund asset growth over time.

Second, the shareholders of MainStay VP Growth Equity Portfolio (“VP Growth Equity Portfolio”), an existing fund of MainStay VP Funds Trust, are being asked to approve: (i) a new subadvisory agreement between New York Life Investments and Cornerstone LLC; and (ii) contingent on the approval of (i), a new management agreement between New York Life Investments and VP Growth Equity Portfolio at a meeting also scheduled to take place on January 7, 2013.

Is Additional Information About the Fund and the Acquiring Fund Available?

Yes, the following additional information about the Fund has been filed with the SEC and is incorporated by reference into this Proxy Statement:

•
Semi-Annual Report to Shareholders of the Fund for the period ended December 31, 2011 and Annual Report to Shareholders of the Fund for the fiscal year ended June 30, 2012, including audited financial statements; and

•	Prospectus, Summary Prospectus and Statement of Additional Information, or SAI, for the Fund, each dated October 30, 2011.

You may obtain a free copy of these documents, request other information or make general inquiries about the Fund by calling the Fund at 1-866-596-FUND (toll-free), by visiting www.keystonefunds.com or by writing to:

Keystone Large Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:               (202) 551-8090

By Mail:                  Public Reference Room
 Securities and Exchange Commission
 100 F Street, NE
 Washington, DC 20002

By Email:                 publicinfo@sec.gov

A preliminary prospectus for the Acquiring Fund, whose shares you would own after the Reorganization, accompanies this Proxy Statement.  The information in this preliminary prospectus is not complete and may be changed.  The proposed Reorganization will not occur and the Acquiring Fund may not sell its securities until its registration statement filed with the SEC is effective.  The preliminary prospectus is not an offer to sell the Acquiring Fund’s securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

What is the Effect of My Voting “FOR” the Proposal?

By voting “FOR” this proposal, you will be agreeing to become a shareholder of MainStay Cornerstone Growth Fund, a mutual fund organized as a series of MainStay Funds Trust, a Delaware statutory trust.  As a result, you are agreeing to all of the features of the MainStay Cornerstone Growth Fund, including use of the manager-of-managers exemptive order referenced above, which is discussed in more detail below.

What happens if the special meeting is adjourned?

The special meeting could be adjourned if, for example, a quorum does not exist or if a quorum exists but sufficient votes to approve a proposal are not received.  In determining whether to adjourn the special meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of votes voted for and against the proposal, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares that are represented at the special meeting in person or by proxy.  For purposes of any adjournment, proxies will be voted “FOR” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Shareholder Approval

Approval of the Proposal with respect to the Fund requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, which is defined in the Investment Company Act of 1940 (“1940 Act”) as the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Please see the section entitled “Information on Voting” for more details.

Comparison of Current Fees and Expenses

The following tables describe the fees and expenses associated with holding the Fund and the Acquiring Fund shares.  In particular, the tables compare the fee and expense information for the Class A and Class I shares of the Fund as of the most recently completed fiscal year ended June 30, 2012, and the pro forma fees and expenses of Class A and Class I shares of the Acquiring Fund following the Reorganization.  Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.

However, as described in the notes to the table below, New York Life Investments has agreed to cap expenses for Class A shares and Class I shares of the Acquiring Fund for a period of two years commencing on the date of the Reorganization.

	The Fund		Acquiring Fund Pro Forma
	Class A Shares	Class I Shares	Class A Shares	Class I Shares
Shareholder Fees
Maximum Sales Charges (Load) on Purchases	None	None	5.50%1	None
Maximum Deferred Sales Charges (Load)	None	None	None	None
Redemption Fee	None	None	None	None
Total Annual Fund Operating Expenses
Management Fee	0.70%	0.70%	0.70%2	0.70%2
Distribution (12b-1) Fee	0.25%	None	0.25%	None
Other Expenses	0.39%	0.40%	0.37%	0.37%
Total Annual Fund Operating Expenses	1.34%	1.10%	1.32%	1.07%
Waivers/Reimbursements	--	--	--	--
Total Annual Fund Operating Expenses After Waivers/Reimbursements	1.34%3	1.10%3	1.32%4	1.07%4

1
Class A shareholders of the Fund who become Class A shareholders of the Acquiring Fund will not be subject to this fee with respect to additional purchases of Class A shares nor the contingent deferred sales charge of 1.00% which may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Please see “Comparison of Shareholder Services and Procedures” below for more information.

2
The Acquiring Fund’s management fee has the following breakpoints:  0.70% on assets up to $500 million; 0.675% on assets from $500 million to $1 billion; and 0.65% on assets in excess of $1 billion.  The Fund does not have any such breakpoints.

3
Cornerstone Inc., as the Fund’s current investment adviser, has agreed to reduce its management fee and/or pay expenses of the Fund to ensure that the net amount of the Fund’s normal operating expenses does not exceed the following percentages of average daily net assets:  Class A, 1.45%; and Class I, 1.20% (excluding taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses) until October 31, 2013.  Any reduction in advisory fees or payment of expenses made by Cornerstone Inc. may be reimbursed by the Fund in subsequent fiscal years if Cornerstone Inc. so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Cornerstone Inc. is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed, and must be approved by, the Keystone Board. The Fund must pay its current ordinary operating expenses before Cornerstone Inc. is entitled to any reimbursement of fees and/or expenses. In addition, any such reimbursement from the Fund to Cornerstone Inc. will be subject to the applicable limitation on Fund expenses. This agreement may be terminated by Cornerstone Inc. only with the approval of the Fund’s Board of Trustees.   Any rights of Cornerstone Inc. to reimbursement would terminate upon the Reorganization and subsequent liquidation of the Fund.

4
Effective upon the date of the Reorganization, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Acquiring Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets:  Class A, 1.34%; and Class I, 1.09%.  This expense limitation agreement will be in effect for a two-year period commencing on the closing date of the Reorganization, unless extended by New York Life Investments and approved by the MainStay Board.

You would pay the following expenses on a $10,000 investment assuming that each fund has a 5% annual return and that fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Fund – Class A	$136	$425	$734	$1,613
Fund – Class I	$112	$350	$606	$1,340
Acquiring Fund – Class A	$677	$945	$1,234	$2,053
Acquiring Fund – Class I	$109	$340	$590	$1,306

Please note that the expenses for the Acquiring Fund- Class A shares are affected by the inclusion of the sales load, which the Fund’s Class A shares do not have.  Current shareholders of Class A shares of the Fund who become shareholders of the Acquiring Fund’s Class A shares will not be subject to the initial sales charge with respect to additional purchases of the Acquiring Fund’s Class A shares or any contingent deferred sales charge imposed on Class A shares of the Acquiring Fund after the Reorganization.

Comparison of Investment Objectives, Principal Investment Strategies and Policies

The investment objective, principal investment strategies and day-to-day portfolio management of the Acquiring Fund will be substantially the same as the Fund.

It is important to note that the investment objective of the Fund is fundamental and may only be changed by shareholder vote.  However, the investment objective of the Acquiring Fund is non-fundamental and may be changed without shareholder approval.  This will allow the Acquiring Fund greater flexibility and enable the Acquiring Fund to act quickly in response to changes in market conditions without the cost and delay of calling a meeting of shareholders.

Additionally, the Acquiring Fund will have different fundamental and non-fundamental investment restrictions.  For more information regarding the investment restrictions of the Fund and the Acquiring Fund, please see the section titled “Comparison of Investment Restrictions.”  Despite these differences, New York Life Investments and Cornerstone Inc. do not believe that there will be any material differences between the current investment strategies of the Fund and the investment strategies that the Acquiring Fund will pursue.

Principal Risk Considerations

The following discussion describes the principal risks that may affect the Acquiring Fund.  These principal risks are equally applicable to the Fund.  You will find additional descriptions of specific risks for the Acquiring Fund in the preliminary prospectus accompanying this Proxy Statement.

Loss of Money Risk:  Before considering an investment in the Acquiring Fund, you should understand that you could lose money.

Market Changes Risk:  The value of the Acquiring Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Acquiring Fund's shares. Additionally, during periods of market stress, a company’s access to adequate financing may be impaired, requiring it to raise capital on terms which could dilute the value of the Acquiring Fund’s investment.

Management Risk:  The investment strategies, practices and risk analysis used by the Acquiring Fund’s subadviser may not produce the desired results.

Equity Securities Risk:  Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Acquiring Fund’s holdings.

Foreign Securities Risk:  Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets, as well as political and economic developments in foreign countries, may affect the value of the Acquiring Fund’s investments in foreign securities.  Foreign securities may also subject the Acquiring Fund’s investments to changes in currency rates.  These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Concentrated Portfolio Risk:  Because the Acquiring Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Acquiring Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

Growth Stock Risk:  If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Technology Stock Risk:  The Acquiring Fund may focus its investments in technology companies. Technology companies are subject to risks, such as those relating to the potential rapid obsolescence of technology, failure of the market to accept new technologies and difficulty obtaining financing for necessary research and development or expansion.

Comparison of Investment Restrictions

Fundamental Investment Restrictions

The following are comparisons of the fundamental investment restrictions of the Fund and the Acquiring Fund.  Although certain of the Acquiring Fund’s fundamental investment restrictions are written in a way that makes them appear more permissive than the fundamental investment restrictions of the Fund, we do not believe that they are materially different as applied.  Furthermore, there is no intent on the part of Cornerstone Inc., Cornerstone LLC or New York Life Investments for the Acquiring Fund to be managed differently in any material respect than the Fund has been managed by Cornerstone Inc., and therefore the Fund believes that the proposed changes will not, either individually or in the aggregate, materially affect the investment strategies, policies or risks currently associated with the Fund.

Fund	Acquiring Fund
May not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

May borrow money, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

May act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

May not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to the Acquiring Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements collateralized by the instruments described in Clause (ii).

May not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May not purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts.

May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Although the Fund is diversified, this policy is not a fundamental investment restriction.	Shall be a “diversified company,” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Certain of the fundamental investment restrictions of the Fund and all of the fundamental investment restrictions of the Acquiring Fund permit each fund to invest within the limitations of the 1940 Act (or other applicable law).  This language allows a fund the flexibility to track any future changes in the relevant provisions of the 1940 Act (or other applicable law), the rules and regulations thereunder and applicable guidance and interpretations from regulatory authorities.  With respect to such limits, the Fund’s understanding of current law, rules, regulations, guidance and interpretations are set forth below.   The Acquiring Fund may have a different understanding of current law, rules, regulations, guidance and interpretations.

Borrowing

Under Section 18(f)(1) of the 1940 Act, a fund may not borrow money, except as expressly permitted by Section 18. Sections 8(b)(1)(B) and 13(a)(2) of the 1940 Act together require that there be a fundamental investment restriction addressing borrowing.  Generally, a fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow an additional 5% of its total assets for temporary purposes from any other person.   Certain transactions that technically could constitute a borrowing, such as reverse repurchase agreements and mortgage dollar rolls, have been permitted by the SEC and its staff, subject to the satisfaction of certain conditions designed to reduce or eliminate the leveraging effects of such transactions.  A fund’s restriction on borrowing is closely related to its restriction on senior securities because borrowing by a fund is an activity that can give rise to a senior security issued by it.

Senior Securities

Under Section 18(f)(1) of the 1940 Act, a fund may not issue “senior securities,” a term that is defined, generally, to refer to obligations that have a priority over shares of the fund with respect to the distribution of its assets or the payment of dividends.  Senior securities include bonds, notes or other debt securities, or similar obligations or instruments that are securities and evidence indebtedness on the part of a fund.  Sections 8(b)(1)(C) and 13(a)(2) of the 1940 Act together require that a fund have a fundamental restriction addressing senior securities.  SEC staff interpretations permit a fund, under certain conditions designed to limit a fund’s overall indebtedness, to engage in a number of types of transactions that might otherwise be considered to create senior securities.  For example, a fund may be required to segregate liquid assets equal in value to its potential exposure from a leveraged transaction.  Transactions that might be viewed as creating senior securities include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions).

Underwriting

Sections 8(b)(1)(D) and 13(a)(2) of the 1940 Act together require that a fund have a fundamental investment restriction relating to the underwriting of securities.  Section 12(c) of the 1940 Act prohibits those funds that are diversified investment companies from making any underwriting commitments, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10 percent of the outstanding voting securities, exceeds 25 percent of the value of its total assets. As diversified funds, both the Fund and the Acquiring Fund are subject to this limitation.

Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer for investment purposes and later selling or redistributing the securities to institutional investors. Pursuant to their restrictions, both the Fund and the Acquiring Fund may be deemed underwriters under the Securities Act of 1933 with respect to the acquisition and disposition of restricted securities. (i.e., securities that may be sold only if registered under the Securities Act of 1933 or pursuant to an exemption from registration such as that provided by Rule 144A).  SEC staff interpretations have clarified, however, that re-sales or privately placed securities by institutional investors, such as the Fund and the Acquiring Fund, do not make the institutional investor an underwriter in these circumstances. Therefore, as a practical matter, the Acquiring Fund’s restriction with respect to underwriting securities is substantially similar to the Fund’s with respect to restricted securities.  However, the Acquiring Fund’s restriction would enable it to take advantage of future changes in the Securities Act and the rules and interpretive guidance provided thereunder. As stated above, however, there is no intent on the part of Cornerstone Inc., Cornerstone LLC or New York Life Investments for the Acquiring Fund to be managed differently in any material respect than the Fund has been managed by Cornerstone Inc.

Concentration

Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental.  The staff of the SEC takes the position that any fund that invests 25% or more of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry.  Unlike the Fund’s restriction, the Acquiring Fund’s restriction includes several examples of securities it deems not subject to the restriction; the availability of such exclusions remains subject to applicable regulatory interpretations, a concept also referenced in the Fund’s restriction.

Real Estate

Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require a fund to have a fundamental restriction governing the purchase or sale of real estate.  The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly.

The Fund’s current restriction generally does not permit it to invest in real estate.  The Acquiring Fund’s restriction permits investments in real estate, as the 1940 Act does not prohibit such investments.  As stated above, however, there is no intent on the part of Cornerstone Inc., Cornerstone LLC or New York Life Investments for the Acquiring Fund to be managed differently in any material respect than the Fund has been managed by Cornerstone Inc.

Commodities

Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require that a fund have a fundamental restriction dealing with the purchase or sale of commodities.  The most common types of commodities are physical commodities.  These include currencies and bulk goods such as oil, cotton, wheat and metals.  Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under certain circumstances, also be considered to be commodities.  Mutual funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

The Fund’s current restriction permits it to invest in futures contracts and options on futures contract and does not permit the Fund to purchase physical commodities.  The Acquiring Fund would be permitted to purchase or sell physical commodities and contracts relating to physical commodities as permitted by the 1940 Act and as interpreted or, modified by regulatory authority having jurisdiction.  Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.  As a result, the Acquiring Fund would have the flexibility to invest in physical commodities and contracts related to physical commodities.   The Acquiring Fund’s limitation would also permit it to invest in securities, derivatives and other instruments backed by or linked to commodities of all types including physical commodities, other investment companies and other investment vehicles that invest in commodities or commodity linked investments.  As stated above, however, there is no intent on the part of Cornerstone Inc., Cornerstone LLC or New York Life Investments for the Acquiring Fund to be managed differently in any material respect than the Fund has been managed by Cornerstone Inc.

Loans

Sections 8(b)(1)(G) and 13(a)(2) of the 1940 Act together require that a fund have a fundamental restriction relating to the making of loans to other persons.  In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements).  The types of loans permitted under the Fund’s restriction are permitted under the 1940 Act and as a result are consistent with the Acquiring Fund’s restriction.

Diversified Classification

Both the Fund and the Acquiring Fund are classified as diversified funds under Section 5(b)(1) of the 1940 Act.  This means that each fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer.  With respect to the remaining 25% of a fund's total assets, there is no limitation on the amount of assets a fund may invest in any one issuer.  These restrictions, which do not apply to U.S. government securities or securities of other investment companies, are applied as of the time a fund purchases a security of a particular issuer and are not deemed to be exceeded if securities already owned by a fund increase in value relative to a fund’s other holdings.

Non-Fundamental Investment Restrictions
Fund

The Fund has the following non-fundamental investment restriction:

The Fund may not:

purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The Acquiring Fund does not have a similar policy.  Section 12(a)(1) of the 1940 Act makes it unlawful for an investment company, in contravention of any applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions.  However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a non-fundamental investment policy regarding this matter.  It is anticipated that this will not result in a material difference between the way that the Fund and the Acquiring Fund are managed.

The Fund uses the phrase “Large Cap” in its name.  Because of this, it is subject to the requirements of Rule 35d-1 under the 1940 Act, which requires it to have adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets the securities of “Large Cap” companies, as defined in the Fund’s prospectus.  It is also required to provide shareholders with at least 60 days’ prior notice of any change in this policy.

The Acquiring Fund does not use the phrase “Large Cap” in its name.  As a result it is not subject to Rule 35d-1’s requirements.  However, one of the Acquiring Fund’s principal investment strategies is to invest, under normal circumstances, at least 80% of its assets in common stocks of large-capitalization growth companies, as defined in the Acquiring Fund’s prospectus.  The Acquiring Fund’s principal investment strategies cannot be materially changed without the approval of its Board of Trustees and shareholders would be notified of any such change.

Acquiring Fund

The following non-fundamental investment restriction may be changed by the MainStay Board without requiring prior notice to, or approval of, shareholders.

The Acquiring Fund may not:

Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The Fund does not have a similar policy and may rely on the relief provided under Section 12(d)(1)(F) and Section 12(d)(1)(G) to purchase shares of registered open-end investment companies or registered unit investment trusts in excess of the limitations placed on such investments by Section 12(d)(1) of the 1940 Act.   However, New York Life Investments and Cornerstone LLC do not believe that this will result in a material difference between the way the Fund is currently managed and the management of the Acquiring Fund.

Comparison of Shareholder Services and Procedures

The Acquiring Fund offers six classes of shares.  However, only Class A and Class I shares are involved in the Reorganization.  The Fund offers two classes of shares, Class A and Class I.

MainStay Funds Trust has adopted a multi-class plan, a distribution (12b-1) plan and shareholder services plans for the Acquiring Fund.  Class A shares of the Acquiring Fund are charged a 0.25% distribution (12b-1) fee but no shareholder service fee.  Class I shares of the Acquiring Fund are not charged a distribution (12b-1) fee or shareholder service fee.  Similarly, the Fund has adopted a multi-class plan and distribution (12b-1) plan.  Class A shares of the Fund are also charged a 0.25% distribution (12b-1) fee but not shareholder service fee.  Class I shares of the Fund are not charged a distribution (12b-1) fee or a shareholder service fee.

Class A shares of the Acquiring Fund include a maximum initial sales charge of 5.50% that may be reduced for larger purchases. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased without an initial sales charge. Class I shares of the Acquiring Fund do not assess any front-end or contingent deferred sales charges.

The Fund does not assess any front-end or contingent deferred sales charges. Current shareholders of Class A shares of the Fund will not be subject to the initial sales charge or any contingent deferred sales charge imposed on Class A shares of the Acquiring Fund after the Reorganization.

The minimum initial investment for the Class A shares of the Fund is $2,500 and the minimum investment for subsequent investments is $100.  For Class I shares of the Fund, the minimum initial investment is $100,000 and the minimum investment for subsequent investments is $10,000.  Generally, the minimum initial investment for Class A shares of the Acquiring Fund is $25,000.  There is no minimum investment for subsequent investments of Class A shares of the Acquiring Fund.  Current shareholders of Class A shares that receive Class A shares of the Acquiring Fund will therefore have no minimum initial or subsequent investment amounts in the Acquiring Fund.  For the Acquiring Fund, there is generally a $5,000,000 minimum investment for Class I shares for individuals investing directly (i) with the Acquiring Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Acquiring Fund’s distributor, or its affiliates. For individuals, there is no minimum investment for subsequent investments of Class I shares of the Acquiring Fund.  Institutional shareholders in Class I shares have no initial or subsequent investment minimums.  For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to: (i) individuals purchasing through certain types of "wrap fee" or other programs; (ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms; (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts; (iv) certain financial institutions, endowments, foundations or corporations; (v) certain investment advisers, dealers or registered investment companies; and (vi) certain qualified tuition programs operating under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”).  Current shareholders of Class I shares that receive Class I shares of the Acquiring Fund will therefore have no minimum initial or subsequent investment amounts with respect to investments in the Acquiring Fund, but are subject to the eligibility requirements discussed below.  Because of the Class I eligibility and other requirements, Class A and Class I shares are not available for all financial intermediary firms, investment platforms or investment accounts.  Therefore, if you move to a different financial intermediary, or the policies of your current financial intermediary change you may not be able to hold and/or purchase Class A or Class I shares of any fund in the MainStay Group of Funds or you may be subject to certain investment minimums or other restrictions, in addition to those found in the Acquiring Fund’s prospectus.  Alternatively, Class A and Class I shareholders of the Acquiring Fund may maintain their accounts directly with the Acquiring Fund in order to continue to hold and purchase Class A or Class I shares.  Please see the Acquiring Fund’s prospectus for additional information regarding Class I eligibility. Please see the section entitled “Keystone Board Consideration of the Reorganization” for additional details on Class A and Class I eligibility.

The Fund allows shareholders to redeem their shares by mail, telephone, wire or financial intermediary. The Acquiring Fund permits shareholders to redeem their shares by mail, telephone, electronically or financial intermediary.  The Acquiring Fund generally permits exchanges between like share classes in the MainStay Group of Funds.  Such exchanges of fund shares generally are taxable for U.S. federal income tax purposes.  Both the Fund and the Acquiring Fund permit systematic withdrawals.

Currently, neither the Fund nor the Acquiring Fund imposes a redemption fee, although neither the Fund nor the Acquiring Fund is intended to be used as a vehicle for frequent trading.

The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis.  These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash.  The Acquiring Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that net investment income and/or capital gains are available for distribution. The Acquiring Fund declares and pays distributions from net investment income and capital gains at least annually.  Distributions are generally paid in December.  A shareholder may elect to receive distributions in several different ways.

Each of the Fund and the Acquiring Fund has a fiscal year end of June 30.

The Fund’s prospectus and SAI and the Acquiring Fund’s preliminary prospectus and SAI contain more detailed discussions of shareholder services and procedures.

Comparison of Investment Advisers and Investment Advisory Fees

Investment Advisers

MainStay Cornerstone Growth Fund

New York Life Investments, subject to the supervision of the MainStay Board, and in conformity with the stated policies of the Acquiring Fund, administers the Acquiring Fund’s business affairs and has investment advisory responsibilities with respect to the Acquiring Fund’s portfolio securities.  New York Life Investments is an indirect, wholly-owned subsidiary of New York Life Insurance Company.  New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.  As of August 31, 2012, New York Life Investments and its affiliates had approximately $349 billion in assets under management.

Upon the commencement of operations of the Acquiring Fund, Cornerstone LLC, a newly formed Delaware limited liability company, will serve as subadviser to the Acquiring Fund and will be responsible for the day-to-day investment management activities of the Acquiring Fund.  Cornerstone LLC was formed in 2012 and is privately held.  However, subject to the terms and conditions of the Agreement, Cornerstone LLC will acquire all of the assets and liabilities of Cornerstone Inc. before the Reorganization and MSI will acquire ownership of approximately 31.55% of the equity interests and 50.20% of the voting rights of Cornerstone LLC.  On later dates, and subject to the terms and conditions of the Agreement, MSI shall purchase additional equity interests and voting rights of Cornerstone LLC.

Additionally, MSI will provide legal, compliance, marketing and other administrative services to Cornerstone LLC.  For these services, Cornerstone LLC will pay MSI, from its own resources, an annual administrative fee based on the combined assets of the MainStay Cornerstone Growth Fund and the VP Growth Equity Portfolio.

Unless waived by the parties thereto, the acquisition of equity and voting interests in Cornerstone LLC by MSI is contingent upon, among other terms of the Agreement, approval by the relevant shareholders of: (i) the Reorganization; (ii) the Growth Equity Reorganization; and (iii) the MainStay VP Growth Equity Proposal.

Thomas G. Kamp is currently the portfolio manager for the Fund and will also serve as the portfolio manager of the Acquiring Fund. Subject to the terms and conditions of the Agreement, Mr. Kamp and Andrew S. Wyatt will assume executive roles with a New York Life Investments affiliate in addition to their Cornerstone LLC roles.

Important Information Regarding Manager-of-Managers Exemptive Order

Both the Keystone Board, on behalf of the Fund, and the MainStay Board, on behalf of the Acquiring Fund, may terminate any subadviser without shareholder approval.  The Keystone Board may replace any investment adviser or subadviser of the Fund with any other party only with the approval of shareholders.

New York Life Investments and the registered funds that it manages, including the Acquiring Fund, have obtained an exemptive order (the “Order”) from the SEC permitting New York Life Investments, on behalf of the Acquiring Fund and subject to the approval of the MainStay Board, including a majority of the MainStay Board members who are not “interested persons” (as the term is defined in the 1940 Act) of MainStay Funds Trust, to hire or replace unaffiliated subadvisers and to modify any existing or future subadvisory agreement with an unaffiliated subadviser without shareholder approval.  The initial sole shareholder of the Acquiring Fund has approved this manager-of-managers arrangement.

The Order grants MainStay Funds Trust and New York Life Investments an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life Investments and the MainStay Funds Trust, on behalf of the Acquiring Fund, and without the approval of shareholders, to: (a) engage new or additional unaffiliated subadvisers; (b) enter into and modify existing subadvisory agreements with unaffiliated subadvisers; or (c) replace subadvisers with unaffiliated subadvisers.

Please note that the Acquiring Fund will be subadvised by Cornerstone LLC.  As a result of MSI’s  acquisition of an interest in Cornerstone LLC contemporaneously with the closing of the Reorganization, Cornerstone LLC will be an “affiliated person,” as that term is defined in Section 2(a)(3) of the 1940 Act, of New York Life Investments and the Acquiring Fund.  Therefore, at this time, New York Life Investments may not rely on the terms of the Order to replace Cornerstone LLC as subadviser to the Acquiring Fund with another party affiliated with New York Life Investments without a shareholder vote. However, the Acquiring Fund and New York Life Investments may seek SEC exemptive relief from this requirement in the future (or rely on relief obtained by an affiliate or on any further SEC rule adopted in the future), which would permit New York Life Investments and the Acquiring Fund to enter into or to materially amend, subadvisory agreements with affiliated subadvisers without obtaining shareholder approval.

The Order contains certain conditions that require: (i) MainStay Funds Trust to make certain disclosures in its prospectuses regarding the existence, substance and effect of the order; (ii) MainStay Funds Trust to provide an information statement to shareholders containing details about a subadviser, the subadvisory agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new subadviser; (iii) the MainStay Board to determine that any change in subadviser is in the best interests of the Acquiring Fund; (iv) no Board Member or Officer of the Acquiring Fund to own any interest in a subadviser, subject to certain exceptions; (v) New York Life Investments not to enter into a subadvisory agreement with any affiliated subadviser without shareholder approval; (vi) before a fund may rely on the Order, the operation of that fund pursuant to the Order must be approved by a majority of the fund’s outstanding voting securities, or, in the case of a newly-created fund, the initial shareholder(s) of the fund; and (vii) at all times, a majority of the MainStay Board will not be “interested persons” of MainStay Funds Trust within the meaning of the 1940 Act and the nomination of new or additional Board Members that are not “interested persons” will be at the discretion of the then existing Board Members that are not “interested persons.”

Use of the Order provides New York Life Investments and the MainStay Board with increased flexibility to recommend, supervise, evaluate, and change subadvisers without incurring the significant delay and expense associated with obtaining prior shareholder approval.  This permits the Acquiring Fund to operate more efficiently and cost-effectively. Without the Order, MainStay Funds Trust would be required to call and hold a shareholder meeting for the Acquiring Fund before it appoints an unaffiliated subadviser or materially amends a subadvisory agreement with an unaffiliated subadviser.  Each time a shareholder meeting is called, MainStay Funds Trust would be required to create and distribute proxy materials and solicit proxy votes from the Acquiring Fund’s shareholders.  This process is time-consuming and costly and such costs would generally be borne by the Acquiring Fund, thereby reducing shareholders’ investment returns.

New York Life Investments currently monitors the performance of all subadvisers.  Also, New York Life Investments is currently responsible for recommending to the MainStay Board whether a subadvisory agreement should be entered into or terminated.  In determining whether to recommend to the MainStay Board the termination of a subadvisory agreement, New York Life Investments considers several factors, including the subadviser’s performance record while managing a particular fund.  When a shareholder invests in the Acquiring Fund, he or she effectively hires New York Life Investments to manage the assets of the Acquiring Fund, either directly or via a subadviser under New York Life Investments’ supervision.  Therefore, the MainStay Board believes that shareholders already expect that New York Life Investments and the MainStay Board will take responsibility for overseeing any subadvisers engaged for the Acquiring Fund and for recommending whether a particular subadviser should be hired, terminated, or replaced.

The MainStay Board oversees the selection and engagement of subadvisers.  Further, the MainStay Board will evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements.  Finally, under the 1940 Act and the terms of the individual subadvisory agreements, the MainStay Board is required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term.  Prior to entering into, renewing, or amending a subadvisory agreement, New York Life Investments and the relevant subadviser have a legal duty to furnish the MainStay Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

The Order does not affect the amount of management fees the Acquiring Fund would pay to New York Life Investments. When entering into and amending subadvisory agreements, New York Life Investments has negotiated and will continue to negotiate fees paid to the subadvisers for their services.  The fees paid to New York Life Investments by the Acquiring Fund would be considered by the MainStay Board in approving and renewing the advisory and subadvisory agreements.

Keystone Large Cap Growth Fund

Cornerstone Inc. serves as the Fund’s current investment adviser.  Cornerstone Inc. has provided investment advisory services to institutional and high net worth clients since 1993.  As of August 31, 2012, Cornerstone Inc. had approximately $2.5 billion in assets under management.

Investment Advisory Fees

The annual contractual rate of the investment advisory fee paid by the Fund as a percentage of average daily net assets is 0.70%.  The annual contractual rate of the investment advisory fee paid by the Acquiring Fund as a percentage of average daily net assets also will be 0.70% on assets up to $500 million, but will decrease to 0.675% on assets from $500 million to $1 billion, and to 0.65% on assets over $1 billion.

As compensation for services provided by Cornerstone LLC with respect to the Acquiring Fund, New York Life Investments will pay Cornerstone LLC an annual subadvisory fee equal to 0.35% on assets up to $500 million; 0.3375% on assets from $500 million to $1 billion; and 0.325% on assets in excess of $1 billion.  The fees paid to Cornerstone LLC will be paid out of the management fee paid to New York Life Investments and will not be additional expenses of the Acquiring Fund.

Comparison of Other Principal Service Providers

The following is a list of principal service providers for the Fund and the Acquiring Fund:

Service Providers
Service	Fund	Acquiring Fund
Investment Adviser	Cornerstone Capital Management Inc. 3600 Minnesota Drive, Suite 70 Edna, MN 55435	New York Life Investment Management LLC 51 Madison Avenue New York, NY 10010
Subadviser	N/A	Cornerstone Capital Management LLC 3600 Minnesota Drive, Suite 70 Edna, MN 55435
Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202	NYLIFE Distributors LLC 169 Lackawanna Avenue Parsippany, NJ 07054
Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202	New York Life Investment Management LLC 51 Madison Avenue New York, NY 10010

Comparison of Business Structures

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation.  State law and each fund’s governing documents create additional operating rules and restrictions that funds must follow.  Keystone and MainStay Funds Trust are both organized as Delaware statutory trusts and are governed by their respective Agreements and Declarations of Trust and By-Laws, as well as applicable Delaware and federal law.

The operations of Keystone and MainStay Funds Trust are overseen by their respective Boards of Trustees and conducted by officers appointed by the respective Boards.  The composition of the Board of Trustees for Keystone and MainStay Funds Trust differ.  For more information about the current Trustees and Officers of the Fund and the Acquiring Fund, you should consult the respective current SAIs.

Terms of the Reorganization

At the effective time of the Reorganization and pursuant to the terms and conditions of the Reorganization Plan, the Acquiring Fund will acquire all of the assets and liabilities of the Fund.  The Acquiring Fund will issue the number of full and fractional shares determined by dividing the net value of all the assets of the Fund by the net asset value of one share of the Acquiring Fund.  The Reorganization Plan provides the time for and method of determining the net value of the Fund’s assets and the net asset value of a share of the Acquiring Fund.  To determine the valuation of the assets transferred by the Fund and the number of shares of the Acquiring Fund to be transferred, the parties will use the standard valuation methods used by the Acquiring Fund in determining daily net asset values.  There are no material differences between the valuation procedures of the Acquiring Fund and the Fund. The valuation will be calculated immediately prior to the closing of the Reorganization, which, if approved by shareholders, is expected to occur on or about January 11, 2013, and will be calculated at the time of day the Fund and the Acquiring Fund ordinarily calculate their net asset values.

The Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders.  Shareholders of record of the Fund will be credited with Class A shares or Class I shares of the Acquiring Fund having an aggregate value equal to the Class A shares or Class I shares of the Fund that the shareholders hold of record at the effective time of the Reorganization.  At that time, the Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Reorganization Plan may be terminated by resolution of the Keystone Board or the MainStay Board under certain circumstances.  Completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan.  An important condition to closing is that the Fund receives a tax opinion from counsel to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes.  As such, the Reorganization will not be taxable for such purposes to the Fund, the Acquiring Fund or the Fund’s shareholders.  Other material conditions include the receipt of legal opinions regarding the Fund and the Acquiring Fund and the Reorganization.  Lastly, the closing is conditioned upon both the Fund and the Acquiring Fund receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Fund.

The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the Reorganization Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

Agreement between New York Life Investments, MSI, Cornerstone Inc., its shareholders, and Cornerstone LLC

Pursuant to the Agreement, Cornerstone LLC will assume the day-to-day investment management responsibilities for the Acquiring Fund under a subadvisory agreement with New York Life Investments with respect to the Acquiring Fund, subject to the approval of the MainStay Board, which has been obtained, and the sole initial shareholder of the Acquiring Fund.  New York Life Investments will assume the administrative responsibilities for the Acquiring Fund, and an affiliate of New York Life Investments will assume the distribution responsibilities for the Acquiring Fund pursuant to separate Administrative and Distribution Agreements, subject to the approval of the MainStay Board.  In addition to establishing the subadvisory relationship between Cornerstone LLC and New York Life Investments for the Acquiring Fund, the Agreement contemplates an ongoing relationship between the parties wherein, among other things: (i) for a period of time, New York Life Investments agrees to recommend to the MainStay Board that Cornerstone LLC continue to serve as subadviser for the Acquiring Fund subject to MainStay Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties; (ii) Cornerstone LLC agrees to restrictions on its ability to advise or subadvise funds with strategies similar to the Acquiring Fund; (iii) New York Life Investments and MSI agree to restrictions on their ability to acquire other large cap growth subadvisers; and (iv) Cornerstone LLC agrees to maintain a minimum level of investment capacity available to the Fund.  Other elements of the Agreement are set forth above in the section “Comparison of Investment Advisers and Investment Advisory Fees.”

Keystone Board Consideration of the Reorganization

At meetings held in June and August of this year, the Keystone Board was apprised of the possibility and then the general terms of the Agreement and as a result began the process of considering the Reorganization.  In connection with this, the members of the Keystone Board who are not interested persons (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”) retained independent legal counsel experienced in Investment Company Act matters to advise them.  At a special meeting of the Independent Trustees and independent legal counsel held telephonically on September 18, 2012, the Independent Trustees reviewed information concerning the Agreement, the proposed Reorganization, and guidance from independent legal counsel regarding their consideration of the proposed Reorganization.  Before the Keystone Board meeting held on September 25, 2012, the Board received information from Cornerstone Inc. concerning its reasons for recommending the proposed Reorganization and from New York Life Investments on the investment objective and strategies of the Acquiring Fund, a comparison of the expense ratio of the Fund against the estimated expense ratio of the Acquiring Fund, an analysis of the projected benefits to the Fund’s shareholders from the proposed Reorganization, and a description of the management, distribution, legal, compliance and administrative services supporting the Acquiring Fund.   At the September 25, 2012, Keystone Board meeting, the Independent Trustees met separately with independent legal counsel and then the full Keystone Board received presentations from Cornerstone Inc. and representatives of New York Life Investments.  At the meeting, the Keystone Board considered the proposed Reorganization of the Fund into the Acquiring Fund and unanimously approved, including Independent Trustees voting separately, the Reorganization Plan, determining that it would be in the best interests of the Fund and its shareholders, and that such shareholders’ interests would not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization Plan to shareholders of the Fund, the Keystone Board (including the Independent Trustees) considered a number of matters, including the following:

i.
Cornerstone Inc.’s challenges in growing Fund assets as a small advisory firm and its decision to focus on the investment management services it provides for the Fund, through Cornerstone LLC, and leverage the capabilities of New York Life Investments and its affiliates;

ii.	the potential benefits to Fund shareholders resulting from the Fund’s access to the larger distribution network and capabilities of the MainStay Group of Funds;

iii.	the anticipated effect of the Reorganization on the per-share expenses experienced by shareholders of the Fund, both before and after waivers and expense limitation arrangements;

iv.	the estimated expense ratios and available information regarding the fees and expenses of the Acquiring Fund indicating a decrease in total operating expenses for the Acquiring Fund;

v.
the agreement by New York Life Investments to waive fees and/or reimburse expenses so that Class A and Class I shares of the Acquiring Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) would not exceed the following percentages of average daily net assets: Class A, 1.34%; and Class I, 1.09% for a two-year period commencing on the closing date of the Reorganization, unless extended by New York Life Investments and approved by the MainStay Board;

vi.
the potential benefits of economies of scale for the Fund and potential benefits to its shareholders of promoting more efficient operations – for more information on this consideration see “Operating Expenses of the Fund” below;

vii.	the Agreement and its potential benefits to Cornerstone LLC, the Fund and its shareholders;

viii.	that the Fund’s Class A shareholders would not be subject to the Acquiring Fund’s front-end sales charge or contingent deferred sales charge;

ix.
New York Life Investments’ representation that the MainStay Board has approved the retention of Cornerstone LLC as the subadviser to the Acquiring Fund, which will provide continuity of the portfolio manager and the investment team for current Fund shareholders participating in the Reorganization;

x.	the similarity of the investment objectives and principal investment strategies of the Fund and the Acquiring Fund;

xi.	that shareholders of the Fund will have a much broader array of mutual funds to exchange into by becoming shareholders of the MainStay Group of Funds;

xii.	that the expenses of the Reorganization would not be borne by the Fund’s shareholders;

xiii.	the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

xiv.	the expected U.S. federal income tax consequences of the Reorganization;

xv.	the reputation, financial strength and administrative, compliance and legal resources of the MainStay Group of Funds and New York Life Investments;

xvi.	the possible alternatives to the Reorganization; and

xvii.	the proposed Growth Equity Reorganization.

In reaching the decision to approve the Reorganization Plan and to recommend that shareholders vote to approve the Reorganization Plan, the Keystone Board, including the Independent Trustees, unanimously concluded that participation of the Fund in the Reorganization is in the best interests of the shareholders of the Fund and would not result in dilution of such shareholder’s interests.  Their conclusion was based on a number of considerations, including the following:

Distribution

In its presentation, Cornerstone Inc. shared with the Board its view of the challenges small firms face in growing mutual fund assets and in obtaining any decrease in total fund operating expenses resulting from economies of scale.  Once the Fund becomes a part of the MainStay Group of Funds family, shareholders of the Acquiring Fund could benefit from the distribution capabilities offered by affiliates of New York Life Investments that could increase assets and reduce expenses due to potential increased fund scale.  The multiple distribution channels available to the MainStay Group of Funds may provide enhanced market presence for the Acquiring Fund as compared to the Fund.

Operating Expenses of the Fund

The Keystone Board also considered the operating expense ratios for the Fund and the Acquiring Fund.  The Acquiring Fund is expected to have a lower pro forma gross operating expense ratio than the Fund after the Reorganization.  Additionally, in an effort to maintain fees and expenses, New York Life Investments has entered into a contractual expense limitation agreement with the Acquiring Fund as discussed in the section “Comparison of Current Fees and Expenses” above.

Improved Operating Efficiencies

The Acquiring Fund has the potential to operate more efficiently than the Fund because the Acquiring Fund may increase its assets as a result of having access to the distribution network of the MainStay Group of Funds, which should result in the reduction of certain fixed costs as a percentage of fund assets.

Portfolio Management

The retention of Cornerstone LLC as the subadviser to the Acquiring Fund and the general continuation of the existing team of investment professionals to manage the Acquiring Fund, including Thomas C. Kamp as portfolio manager, will promote continuity of asset management for Fund shareholders participating in the Reorganization.

Long-Term Stability

The Keystone Board considered the potential for increased long-term stability of Cornerstone Inc. and its successor Cornerstone LLC resulting from the indirect ownership by New York Life Insurance Company.  The Keystone Board also considered the growth and related opportunities for the Cornerstone Inc. investment team that could give them a greater incentive to remain with Cornerstone LLC for the long term.

Investment Objectives and Strategies

As discussed in the section entitled “Comparison of Investment Objectives, Principal Investment Strategies and Policies,” the Fund has substantially the same investment objective and principal investment strategies as the Acquiring Fund.

Expected Tax-Free Conversion of the Fund Shares

The Keystone Board also considered the expected tax-free nature of the Reorganization of the Fund.  If you were to redeem your investment in the Fund and invest the proceeds in another fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares.  By contrast, upon completion of the Reorganization, it is intended that: (1) you will not recognize a taxable gain or a loss for U.S. federal income tax purposes on the transfer of your investment to the Acquiring Fund; (2) you will have the same tax basis in your Acquiring Fund shares as you had in your Fund shares for U.S. federal income tax purposes; and (3) assuming that you hold your Fund shares as a capital asset, you will have the same holding period for your Acquiring Fund shares as you had for your Fund shares.  As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time.  At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

Expenses of the Reorganization

The Keystone Board took into consideration the agreement of Cornerstone Inc. and Cornerstone LLC to bear all of the expenses incurred by the Fund and the Acquiring Fund in connection with the Reorganization, so that the shareholders of the Fund and the Acquiring Fund will not bear these costs.

Greater Product Array and Enhanced Range of Investment Options

At the closing of the Reorganization, the MainStay Group of Funds is expected to have 48 retail mutual funds, including equity funds, international funds, asset allocation funds, tax-free funds, income funds and money market funds.  Further, the MainStay Group of Funds provides access to a full line of financial products and services.  These additional shareholder services will be available to Fund shareholders if the Reorganization Plan is approved and the Reorganization is completed.  This broad range of investment options will permit an investor in the MainStay Group of Funds to diversify his or her investments and to participate in a range of investment styles currently prevalent in the market.  Shareholders can, with a few exceptions, make purchases of or exchanges for certain classes of other series of the MainStay Group of Funds.  Thus, if the Reorganization Plan is approved and the Reorganization is completed, Fund shareholders will have more investment options and greater flexibility to change investments through exchanges.  Any such exchanges generally will be taxable for U.S. federal income tax purposes.

Shareholders of the Fund will receive Class A or Class I shares of the Acquiring Fund in connection with the Reorganization.  Current shareholders of Class A shares of the Fund will not be subject to the initial sales charge or any contingent deferred sales charge imposed on future purchases of Class A shares of the Acquiring Fund after the Reorganization.  Following the Reorganization, Class I shareholders will be eligible to purchase Class I shares, to the extent available, in any other fund that is part of the Mainstay Group of Funds, provided they continue to hold Class I shares in their accounts, including current accounts maintained at financial intermediaries.

Performance

As part of the Reorganization, the Fund will be reorganized into the Acquiring Fund, which was created specifically to receive the assets and assume the liabilities of the Fund.  The Fund will be the accounting survivor of the Reorganization, and the Acquiring Fund is expected to assume the performance history of the Fund at the closing of the Reorganization. The average annual total returns of the Fund are presented in the Fund’s prospectus.  Please remember that past performance is no guarantee of future results.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a Fund shareholder.  It is based on the Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither the Fund nor the Acquiring Fund has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction.  The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained.  You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of the Fund and the Acquiring Fund to consummate the Reorganization is conditioned upon their receipt of an opinion of counsel to the Fund generally to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Code, with respect to the Acquiring Fund and the Fund, and the Acquiring Fund and the Fund will each be a “party to a reorganization” under Section 368(b) of the Code.  Provided that the Reorganization so qualifies and the Acquiring Fund and the Fund are so treated, for U.S. federal income tax purposes, generally:

•	Neither the Acquiring Fund nor the Fund will recognize any gain or loss as a result of the Reorganization.

•	A Fund shareholder will not recognize any gain or loss as a result of the receipt of the Acquiring Fund shares in exchange for such shareholder’s Fund shares pursuant to the Reorganization.

•
A Fund shareholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Fund shares held immediately before the Reorganization.

•
A Fund shareholder’s holding period for the Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Fund shares, provided that the Acquiring Fund shareholders held their Fund shares as capital assets.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Fund and Acquiring Fund, including representations in certificates to be delivered by the respective management of each of the Fund and Acquiring Fund.  Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

Accordingly, the Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.  Prior to the Reorganization, the Fund must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with the Reorganization.  A shareholder must include any such distributions in such shareholder’s taxable income.

Fees and Expenses of the Reorganization

All external fees and expenses, including accounting expenses, legal expenses, proxy expenses, or other similar expenses incurred in connection with the completion of the Reorganization will be borne by Cornerstone Inc. and/or Cornerstone LLC.  As there are no expected adjustments to the Fund’s investment portfolio to facilitate the Reorganization, it is not expected that the Fund will incur any brokerage expenses in connection with the Reorganization.

Capitalization

The following table sets forth as of June 30, 2012, the capitalization of the Fund.  Pro forma capitalization information is not included for the Reorganization because the shares of the Fund are being reorganized into the Class A and Class I shares of the Acquiring Fund, which currently have no assets.  All outstanding shares listed below are entitled to vote at the meeting.

Share Class	Total Net Assets	Shares Outstanding	Net Asset Value per Share
Class A	$ 35,679,649	1,213,527	$ 29.41
Class I	$ 289,136,020	9,756,920	$ 29.63

INFORMATION ON VOTING

This Proxy Statement is being provided in connection with the solicitation of proxies by the Keystone Board to solicit your vote for one proposal at a special meeting of shareholders of the Fund (the “Meeting”).  The Meeting will be held at 10:00 a.m. Central time, at the offices of Keystone Mutual Funds, 3600 Minnesota Drive, Suite 70, Edina, MN 55435.

You may vote in one of four ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•	vote on the Internet at the website address printed on your proxy ballot;

•	call the toll-free number printed on your proxy ballot; or

•	vote in-person at the Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy ballot.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Fund.  You may also give written notice of revocation in person at the Meeting.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Only shareholders of record on September 27, 2012, are entitled to receive notice of and to vote at the Meeting.  Each share held as of the close of business on September 27, 2012, is entitled to one vote.  The presence in person or by proxy of shareholders representing a majority of votes eligible to be cast at the Meeting will constitute a quorum for the conduct of all business.  When a quorum is present,  approval of Proposal 1 will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the original date set for the Meeting  without further notice.  The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.  Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

Abstentions and broker non-votes (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  In order to prevent this result, Keystone may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  Keystone also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Fund, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the best interests of shareholders.  The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

A shareholder of the Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of Keystone to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for U.S. federal income tax purposes.  If the Reorganization is consummated, shareholders will be free to redeem shares of the Acquiring Fund that they receive in the transaction at their then-current net asset value.  Shareholders of the Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned Meeting at which the adjournment is taken, unless a new record date of the adjourned Meeting is fixed.  At any adjourned Meeting, Keystone may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal.  The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.

The Keystone Board knows of no matters other than those described in this Proxy Statement that will be brought before the Meeting.  If, however, any other matters properly come before the Meeting, it is the Keystone Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of New York Life Investments, Cornerstone Inc., Cornerstone LLC and their affiliates may solicit proxies by telephone.  The Fund has engaged the proxy solicitation firm of Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, which will receive a fee from Cornerstone Inc. or Cornerstone LLC for its solicitation services.

The cost of the meeting, including the costs of solicitation of proxies and voting instructions, will be borne by Cornerstone Inc. and/or Cornerstone LLC and is estimated to be between $181,000 and $200,000.

Beneficial Ownership of Shares

The following table contains information about the record or, if known, beneficial ownership by shareholders of five percent or more of any class of the Fund’s outstanding shares as of September 27, 2012.

Class	Name and Address	Amount of Shares Owned	Percentage Owned

Class A	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	128,411 Of Record	10.59%

Class I	ATTN MUTUAL FUND	3,947,735	41.85%
	EDWARD D JONES & CO	Of Record
	SHAREHOLDER ACCOUNTING
	201 PROGRESS PKWY
	MARYLAND HTS MO 63043-3003

Class I	FIRST CLEARING, LLC	3,680,726	39.02%
	2801 MARKET ST	Of Record
	SAINT LOUIS MO 63103-2523

Class I	CHARLES SCHWAB & CO INC	568,911	6.031%
	101 MONTGOMERY STREET	Of Record
	SAN FRANCISCO CA 94104-4151

As of September 27, 2012, the officers and Trustees of Keystone as a group owned less than 1% of the Fund.

Shareholder Meetings

Under the SEC’s proxy rules, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Fund of any such proposal.  Because the Fund does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Fund within a reasonable time before the solicitation of proxies for the meeting is made.  The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements in the proxy rules relating to such inclusion.

The Fund normally does not hold meetings of shareholders except as required under the 1940 Act and applicable laws.  Any shareholder proposal for a shareholder meeting must be presented to the Fund within a reasonable time before proxy materials for the next meeting are sent to shareholders.  Because the Fund does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate Proxy Statements you receive by sending only one copy to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  However, each shareholder will receive separate proxy cards.  Please call toll-free at 1-866-596-FUND or write to the Fund (Keystone Large Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) to request individual copies of these documents.

WHERE YOU CAN FIND MORE INFORMATION

The Fund is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, files reports, proxy materials, and other information relating to the Fund with the SEC. The SEC allows the Fund to “incorporate by reference” information that it files with the SEC in other documents into this Proxy Statement. This means that the Fund can disclose important information to you by referring you to another document filed separately with the SEC.  The information incorporated by reference is considered to be part of this Proxy Statement. The following additional information about the Fund has been filed with the SEC and is incorporated by reference into this Proxy Statement:

•
Semi-Annual Report to Shareholders of the Fund for the period ended December 31, 2011 and Annual Report to Shareholders of the Fund for the fiscal year ended June 30, 2012, including audited financial statements; and

•	Prospectus, Summary Prospectus and Statement of Additional Information, or SAI, for the Fund, each dated October 30, 2011.

The Fund undertakes to provide without charge to each person to whom a copy of this Proxy Statement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference into this Proxy Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Proxy Statement incorporates. You may obtain a free copy of these documents, request other information or make general inquiries about the Fund by calling the Fund at 1-866-596-FUND (toll-free), by visiting www.keystonefunds.com, or by writing to:

Keystone Large Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:      (202) 551-8090

By Mail:          Public Reference Room
 Securities and Exchange Commission
 100 F Street, NE
 Washington, DC 20002

By Email:        publicinfo@sec.gov

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of ____________, 2013, by and between Keystone Mutual Funds, a Delaware statutory trust (“Keystone”), on behalf of its series, Keystone Large Cap Growth Fund (the “Acquired Fund”), and MainStay Funds Trust, a Delaware statutory trust (“MainStay Funds”), on behalf of its series, the MainStay Cornerstone Growth Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”).  New York Life Investment Management LLC, a limited liability company organized under the laws of the State of Delaware (“New York Life Investments”), joins this Agreement solely for purposes of paragraphs 4.3 and 8.2, and Cornerstone Capital Management, Inc., a corporation organized under the laws of the State of Minnesota (“Cornerstone”) and Cornerstone Capital Management LLC, a Delaware limited liability company (“Cornerstone LLC”), join this Agreement solely for purposes of paragraphs 4.4 and 8.2.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund specified in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

The Board of Trustees of Keystone has determined, with respect to the Acquired Fund, that (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.  The Board of Trustees of MainStay Funds has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholder, and (2) the interests of the existing shareholder of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1.           The Reorganization. Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), Keystone shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund, to MainStay Funds on behalf of the Acquiring Fund, and MainStay Funds shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund.  In consideration of the foregoing, at the Effective Time, MainStay Funds shall, on behalf of the Acquiring Fund, deliver to Keystone on behalf of the Acquired Fund, full and fractional Class A and Class I Acquiring Fund Shares (to the third decimal place).  The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.           Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”).

1.3.           Liabilities of the Acquired Fund. The Acquired Fund will discharge all of its liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice.  The Acquiring Fund shall assume all liabilities of the Acquired Fund existing at the Effective Time (collectively, the “Liabilities”), whether known or unknown.

1.4.           Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), Keystone, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from MainStay Funds pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund.  Holders of Class I shares of the Acquired Fund will receive Class I Shares of the Acquiring Fund, and holders of Class A shares of the Acquired Fund will receive Class A Shares of the Acquiring Fund.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time.  All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.           Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.           Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

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ARTICLE II

VALUATION

2.1.           Net Asset Value of the Acquired Fund. The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund to the extent such valuation procedures are consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2.           Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in paragraph 2.1.

2.3.           Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

2.4.           Joint Direction of Calculation. All computations of value with respect to both the Acquired Fund and the Acquiring Fund shall be made by State Street Bank and Trust Company (“State Street”), in its capacity as accounting agent for the MainStay Funds. Such computations shall be evaluated by New York Life Investments, in its capacity as administrator for the MainStay Funds, in consultation with Cornerstone, the investment adviser to the Acquired Fund.  Such computations shall be subject to confirmation by the Acquired Fund’s and Acquiring Fund’s respective transfer agents and independent registered public accounting firms.

2.5.           Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

ARTICLE III

CLOSING

3.1.           Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of New York Life Investments on or about January 11, 2013 or at such other place and/or on such other date as to which the parties may agree, provided that MainStay Funds, on behalf of the Acquiring Fund, may unilaterally delay the closing upon prior written notice to Keystone, to allow enough time for sufficient votes of the Acquired Fund’s shareholders to be obtained (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

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3.2.           Transfer and Delivery of Assets. Keystone shall direct U.S. Bank, N.A. (“U.S. Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, as custodian for the Acquired Fund, to those persons at State Street who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  U.S. Bank shall deliver to those persons at State Street who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of State Street and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3.           Share Records. Keystone shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.           Postponement of Effective Time. In the event that at the Effective Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of Keystone or the Board of Trustees of MainStay Funds, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.           Representations and Warranties of Keystone. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of Keystone, Keystone, on behalf of the Acquired Fund, represents and warrants to MainStay Funds as follows:

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(a)           The Acquired Fund is a duly established series of Keystone, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under Keystone’s Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)           Keystone is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Keystone on behalf of the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)           The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)           At the Effective Time, Keystone, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MainStay Funds, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)           Keystone is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Keystone, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Keystone, on behalf of the Acquired Fund, is a party or by which it is bound.

(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

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(h)           Except as otherwise disclosed to and accepted by MainStay Funds, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Keystone’s knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  Keystone, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)           The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Acquired Fund at June 30, 2012 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)           Since June 30, 2012, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)           At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)           Except as set forth on Schedule 4.1(1), for each taxable year of the Acquired Fund’s operation (in the case of the taxable year that includes the Effective Time, for that portion of such taxable year ending with the Effective Time), the Acquired Fund has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, has been (or is expected to be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net capital gain (as defined in the Code) relating to the taxable year ended June 30, 2012.

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(m)           All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Keystone and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(n)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of Keystone, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of Keystone on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)           The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(p)           The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, from the effective date of the Proxy Statement through the date of the meeting of the Acquired Fund Shareholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(q)           For each year of its operation since inception and following an initial two-year term, the Acquired Fund’s investment advisory agreement with Cornerstone has been properly approved by the Board of Trustees of Keystone pursuant to Section 15(c) of the 1940 Act.

4.2.           Representations and Warranties of MainStay Funds. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of MainStay Funds, MainStay Funds, on behalf of the Acquiring Fund, represents and warrants to Keystone, on behalf of the Acquired Fund, as follows:

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(a)           The Acquiring Fund is a duly established series of MainStay Funds Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)           MainStay Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect, or is anticipated to be in full force and effect on the Closing Date.

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by MainStay Funds on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d)           The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Acquired Fund or Cornerstone for use therein.

(e)           At the Effective Time, MainStay Funds, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

(f)           MainStay Funds, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay Funds, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay Funds, on behalf of the Acquiring Fund, is a party or by which it is bound.

(g)           Except as otherwise disclosed to and accepted by Keystone, on behalf of the Acquired Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to MainStay Funds’ knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  MainStay Funds, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

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(h)           At the Effective Time, the Acquiring Fund will have no assets and no liabilities.  The Acquiring Fund has not commenced operations and will not commence operations until after the Effective time.

(i)           The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code for its taxable year that includes the Effective Time, and intends to qualify for such treatment in subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Effective Time and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Effective Time.

(j)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of MainStay Funds, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)           The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by MainStay Funds, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(l)           The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(m)           The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

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(n)           The Acquiring Fund’s investment advisory agreement with New York Life Investments, and the subadvisory agreement between New York Life Investments and Cornerstone Capital Management LLC, have been properly approved by the Board of Trustees of the MainStay Funds pursuant to Section 15(c) of the 1940 Act.

4.3.           Representation and Warranty of New York Life Investments. New York Life Investments represents and warrants to Keystone, on behalf of the Acquired Fund, and MainStay Funds, on behalf of the Acquiring Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of New York Life Investments, and this Agreement will constitute a valid and binding obligation of New York Life Investments, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.4.           Representation and Warranty of Cornerstone and Cornerstone LLC. Each of Cornerstone and Cornerstone LLC represents and warrants to Keystone, on behalf of the Acquired Fund, and MainStay Funds, on behalf of the Acquiring Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of each of Cornerstone and Cornerstone LLC, and this Agreement will constitute a valid and binding obligation of each of Cornerstone LLC and Cornerstone, as applicable, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1.           Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.           Meeting of Shareholders. Keystone will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.           No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

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5.4.           Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.           Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.           Proxy Statement. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of the Proxy Statement to be included in a Schedule 14A Proxy Statement (the “Proxy Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.  To the extent required by the Commission or otherwise determined to be appropriate in the reasonable business judgment of MainStay Funds, on behalf of the Acquiring Fund, the term “Proxy Statement,” as used herein, shall include a proxy statement/prospectus filed on Form N-14 in lieu of a Schedule 14A Proxy Statement and in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.           Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.           Best Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.           Other Instruments. Keystone, on behalf of the Acquired Fund, and MainStay Funds, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) Keystone’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) MainStay Funds’, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.         Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11.         Compliance with Section 15(f).  MainStay Funds agrees that, for the minimum time periods specified in Section 15(f) of the 1940 Act it shall take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (a) at least seventy-five percent (75%) of the trustees of the MainStay Funds shall not be “interested persons” (as that term is defined in the 1940 Act) of the Acquiring Fund’s investment adviser or the Acquired Fund’s investment adviser; (b) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) shall be imposed on the Acquired Fund; and (c) each vacancy among the trustees of the MainStay Funds which must be filled by a person who is neither an interested person of the Acquiring Fund’s investment adviser nor of the Acquired Fund’s investment adviser so as to comply with Section 15(f) of the 1940 Act, as if such Section were applicable, shall be filled in the manner specified by Section 16(b) of the 1940 Act.

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ARTICLE VI

CONDITIONS PRECEDENT

6.1.           Conditions Precedent to Obligations of Acquired Fund. The obligations of Keystone, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Keystone’s election, to the following conditions:

(a)           All representations and warranties of MainStay Funds, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           MainStay Funds, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Keystone, and dated as of the Effective Time, to the effect that the representations and warranties of MainStay Funds, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Keystone shall reasonably request.

(c)           MainStay Funds, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MainStay Funds, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)           Keystone shall have received on the Closing Date the opinion of Dechert LLP, counsel to the MainStay Funds, dated as of the Closing Date, covering the following points:

(1)           MainStay Funds is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

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(2)           The Agreement has been duly authorized by MainStay Funds, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by Keystone, is a valid and binding obligation of MainStay Funds on behalf of the Acquiring Fund enforceable against the MainStay Funds in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)           The Acquiring Fund shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by MainStay Funds and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(4)           The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of MainStay Funds’ Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which MainStay Funds is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the MainStay Funds is a party or by which it is bound;

(5)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by MainStay Funds in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)           MainStay Funds is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(7)           To the knowledge of such counsel, and except as otherwise disclosed to Keystone pursuant to paragraph 4.2(g) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to MainStay Funds or the Acquiring Fund and neither MainStay Funds nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business

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6.2.           Conditions Precedent to Obligations of Acquiring Fund. The obligations of MainStay Funds, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at MainStay Funds’ election, to the following conditions:

(a)           All representations and warranties of Keystone, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           Keystone shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of Keystone.

(c)           Keystone, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of Keystone, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MainStay Funds shall reasonably request.

(d)           Keystone, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Keystone, on behalf of the Acquired Fund, on or before the Effective Time.

(e)           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)           The MainStay Funds shall have received on the Closing Date the opinion of  Faegre Baker Daniels LLP, counsel to Keystone, covering the following points:

(1)           Keystone is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of Acquired Fund’s properties and assets, and to carry on its business, including that of the Acquired Fund, as a registered investment company;

(2)           The Agreement has been duly authorized by Keystone, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the MainStay Funds, is a valid and binding obligation of Keystone, on behalf of the Acquired Fund, enforceable against Keystone in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

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(3)           The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of Keystone’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which Keystone is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Keystone is a party or by which it is bound;

(4)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by Keystone in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(5)           Keystone is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(6)           To the knowledge of such counsel, and except as otherwise disclosed to the MainStay Funds pursuant to paragraph 4.1(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Keystone or the Acquired Fund and neither Keystone nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.           Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, Keystone, on behalf of the Acquired Fund, or MainStay Funds, on behalf of the Acquiring Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)           The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Keystone’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, Keystone and MainStay Funds, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b)           At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of Keystone or MainStay Funds, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

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(c)           All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Keystone and MainStay Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d)           The Proxy Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e)           Keystone and MainStay Funds shall have received an opinion of Faegre Baker Daniels LLP, in a form acceptable to Dechert LLP, as to federal income tax matters (the “Tax Opinion”) substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)           The transfer by the Acquired Fund of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization under Section 368(a)(1)(F) of the Code and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)           No gain or loss will be recognized by the Acquired Fund as a result of such transactions.

(3)           No gain or loss will be recognized by the Acquiring Fund as a result of such transactions.

(4)           No gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

(5)           The basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares exchanged therefor.

(6)           The basis of the Acquired Fund’s Assets received by the Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions.

(7)           The shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

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(8)           The holding period of the Acquiring Fund with respect to the Acquired Fund’s Assets will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

The delivery of such opinion is conditioned upon receipt by Faegre Baker Daniels LLP of representations it shall request of Keystone and the MainStay Funds on behalf of the Acquired Fund and the Acquiring Fund, respectively.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(e).

(f)           U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(g)           The Transfer Agent shall have delivered to MainStay Funds a certificate of its authorized officer as set forth in paragraph 3.3.

(h)           The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(i)           Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

LIABILITY STANDARD

7.1.           Liability of Keystone. MainStay Funds understands and agrees that the obligations of Keystone on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of Keystone on behalf of Keystone personally, but bind only Keystone on behalf of the Acquired Fund and the Acquired Fund’s property. Moreover, no series of Keystone other than the Acquired Fund shall be responsible for the obligations of Keystone hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. MainStay Funds represents that it has notice of the provisions of the Declaration of Trust of Keystone disclaiming shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.2.           Liability of MainStay Funds. Keystone understands and agrees that the obligations of MainStay Funds on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of MainStay Funds on behalf of MainStay Funds personally, but bind only MainStay Funds on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of MainStay Funds other than the Acquiring Fund shall be responsible for the obligations of MainStay Funds hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. Keystone represents that it has notice of the provisions of the Declaration of Trust of MainStay Funds disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

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ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1.           No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.           Expenses of Reorganization. The expenses relating to the proposed Reorganization will be borne by New York Life Investments, Cornerstone and Cornerstone LLC, as agreed between them. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation, printing and distribution of the Proxy Statement, legal fees and accounting fees with respect to the Reorganization and the Proxy Statement, expenses of holding shareholder meetings and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1.           Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Keystone or MainStay Funds, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2.           Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of Keystone or the Board of Trustees of MainStay Funds, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

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If to Keystone:

Keystone Mutual Funds
c/o Cornerstone Capital Management, Inc.
3600 Minnesota Drive, Suite 70
Edina, MN 55435
Attention:    Loren R. Kix
Telephone:  (952) 229-8120
Fax:  (952) 229-8158
Email:  lrk@cornerstonecapital.com

With copies (which shall not constitute notice) to:

Faegre Baker Daniels LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402
Attention:   Steven G. Lentz, Esq.
Telephone: (612) 766-8651
Fax:  (612) 766-1600
Email:  steven.lentz@FaegreBD.com

If to MainStay Funds:

MainStay Funds Trust c/o New York Life Investment Management LLC
169 Lackawanna Avenue
Parsippany, NJ 07054
Attention: J. Kevin Gao, Esq.
Telephone No.: (973) 394-4450
Facsimile No.: (973) 394-4637
Email: kevin_gao@nylim.com

With a copy (which shall not constitute notice) to:

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
Attn: Sander M. Bieber, Esq.
Telephone No.: (202) 261-3308
Facsimile No.: (202) 261-3333
Email: sander.bieber@dechert.com

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ARTICLE XI

MISCELLANEOUS

11.1.           Entire Agreement. MainStay Funds and Keystone agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.           Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

11.3.           Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

11.5.           Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

[signature page follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the ___ day of _________, 2013.

MAINSTAY FUNDS TRUST on behalf of its series, MainStay Cornerstone Growth Fund	KEYSTONE MUTUAL FUNDS on behalf of its series, Keystone Large Cap Growth Fund
By: _________________________________	By: _________________________________

Name: Stephen P. Fisher	Name: Andrew S. Wyatt

Title: President	Title: President

Solely for purposes of paragraphs 4.3 and 8.2 NEW YORK LIFE INVESTMENT MANAGEMENT LLC	Solely for purposes of paragraphs 4.4 and 8.2 CORNERSTONE CAPITAL MANAGEMENT, INC. CORNERSTONE CAPITAL MANAGEMENT LLC
By: _________________________________	By: _________________________________

Name: Stephen P. Fisher	Name: Andrew S. Wyatt

Title: Senior Managing Director	Title: Chief Executive Officer

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PROXY CARD FOR
KEYSTONE LARGE CAP GROWTH FUND
A series of Keystone Mutual Funds (“Keystone”)

Proxy for A Special Meeting of Shareholders – December 18, 2012

THIS PROXY IS BEING SOLICITED ON BEHALF OF KEYSTONE’S BOARD OF TRUSTEES ON BEHALF OF ITS SERIES, KEYSTONE LARGE CAP GROWTH FUND (THE “FUND”).

The undersigned hereby constitutes and appoints Andrew S. Wyatt and Loren R. Kix, their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the special meeting of shareholders of the Fund, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

John Q. Shareholder FBO Timmy Shareholder 11 Proxy Vote Road Proxyville, IL, 29455 (shows through window on outbound envelope)
The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to an item, this proxy will be voted FOR each Proposal.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at [ ____________ ]. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 18, 2012

The proxy statement for this meeting is available at: [www.keystonefunds.com]

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE, by MAIL or IN PERSON.

Please use whichever method is most convenient for you.  Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free	NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

	[ _____________] and provide the representative with the TAG ID number found on the lower reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.	___________________________________________________________________________ Shareholder sign here Date
MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	___________________________________________________________________________ Joint owner sign here Date

IN PERSON:	Attend shareholders’ meeting at Keystone Mutual Funds, 3600 Minnesota Drive, Suite 70, Edina, MN 55435 on December 18, 2012 at 10:00 am Central time.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  This proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposal.  The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:
Example: ■

The Board of Trustees unanimously recommends a vote FOR the following proposal.

FOR	AGAINST	ABSTAIN
To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Keystone Large Cap Growth Fund to the MainStay Cornerstone Growth Fund (the “Acquiring Fund”), a newly formed series of MainStay Funds Trust, in exchange for Class A shares and Class I shares of the Acquiring Fund; and (b) the distribution of the Class A shares and Class I shares of the Acquiring Fund pro rata by the Keystone Large Cap Growth Fund to its shareholders in complete liquidation of the Keystone Large Cap Growth Fund.
□	□	□

THANK YOU FOR VOTING